Contingent Assets & Liabilities and Commitments	12 Months Ended
Jun. 30, 2025
Contingent Assets & Liabilities and Commitments [Abstract]
Contingent assets & Liabilities and Commitments

Note 28. Contingent assets & Liabilities and Commitments

Contingent assets & Liabilities and Commitments - 2025

There were no contingent assets & liabilities and commitments as at 30 June 2025.

Contingent assets & Liabilities and Commitments – 2024

On 13 February 2024, the Company entered into a consulting contract with ARC Group Limited. for advice in connection with the Initial Public Offering (IPO) in return for a cash payment of US$100,000 and 20,000 shares with an issue price of US$5 per share for services rendered to assist the Company’s marketing efforts. Fees are owed as and when the IPO is completed. The IPO was completed in October 2024 and these fees therefore became payable at that time.